UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2025

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Nasdaq Continued Listing Requirements

As previously disclosed, HCW Biologics Inc. (the “Company” or “HCW Biologics”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with Nasdaq Listing Rules for The Nasdaq Global Market tier, as set forth in Listing Rules 5450(a)(1), 5450(b)(2)(A) and 5450(b)(2&3)(C), the minimum bid price (“Bid Price”), the market value of publicly held securities (“MVPHS”) and the market value of listed securities (“MVLS”) rules, respectively.

As a result of the extension and a clarifying amendment that the Company received on April 8, 2025, the Panel granted the Company’s request for continued listing on the Exchange on The Nasdaq Capital Market, provided that the Company demonstrates compliance with the Bid Price Rule by April 28, 2025, and all other Exchange continued listing rules by June 16, 2025.

By letter dated May 13, 2025, Nasdaq notified the Company that it had evidenced compliance with the Bid Price Rule and the MVPHS Rule requirements for continued listing on The Nasdaq Capital Market.

On May 7, 2025, the Company completed the conversion of $6.6 million of its outstanding principal of certain secured notes into shares of the Company’s common stock, warrants to purchase additional shares of the Company’s common stock, and a portion of the Company’s shares of Wugen common stock (the “Senior Note Conversion”). On May 15, 2025, the Company closed an equity financing with gross proceeds of $5.0 million (the “Offering”). On May 29, 2025, WY Biotech Co., Ltd. (“WY Biotech”) sent the Company notification that it completed its due diligence related to HCW Biologics’ report on the characterization of the licensed molecule which the Company delivered on May 13, 2025. This was the Company’s sole deliverable to complete its performance obligation under the terms of the worldwide exclusive license agreement, as amended, between the Company and WY Biotech (the “WY Agreement”). In addition, WY Biotech confirmed its commitment to proceed with the development and commercialization of the licensed molecule, HCW11-006. As a result, the WY Agreement is now fully binding and HCW Biologics has earned the $7.0 million upfront license fee under the terms of the WY Agreement.

As a result of the transactions described above, the Company believes that, as of the date of the filing of this Current Report on Form 8-K, the Company has in excess of $2.5 million in stockholders’ equity. for continued listing on The Nasdaq Capital Market (an alternative standard to the MVLS Rule).

As of the date of this Current Report on Form 8-K, the Company believes it is currently in full compliance with all continued listing requirements for the Nasdaq Capital Markets. The Company awaits Nasdaq’s formal confirmation that it has evidenced compliance with all applicable criteria for continued listing on The Nasdaq Capital Market and will provide an update upon receipt of such determination.

Supplemental Information

On April 1, 2025, the Company filed a Form 8-K in which it disclosed the results of its Special Meeting of Stockholders (the “Special Meeting”), at which the stockholders approved three proposals, including (1) a reverse stock split, (2) use of up to $40.0 million in an equity lines of credit, and (3) the principal terms for the conversion of at least $6.6 million of Secured Notes.

On April 11, 2025, a 1-for-40 reverse stock split was effective. On April 16, 2025, a registration statement registering the underlying shares of the equity line of credit was declared effective by the SEC. On May 7, 2025, the holders of $6.6 million of the outstanding principal of the Secured Notes converted their holdings under the principal terms for conversion approved by the Company’s stockholders.

On May 13, 2025, the Company issued a press release announcing the pricing of the Offering. On May 15, 2025, the Company filed a Form 8-K disclosing the closing of the Offering.

On May 30, 2025, the Company and Wugen, Inc. signed an agreement suspending the Wugen License Agreement for 12 months, providing relief to Wugen from its obligations related to clinical due diligence and the funding of $250,000 per year for product development support.

On June 4, 2025, the Company issued a press release announcing the formal acceptance of the technical report by WY Biotech and recognition of $7.0 million in revenue for the upfront license fee.

A copy of each such press release is attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains predictive or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of current or historical fact contained in this Current Report on Form 8-K, including statements that express the Company’s intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about the Company’s business, industry and other conditions affecting its financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties, including those risks and uncertainties described in the filings the Company makes with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by applicable law. Investors should evaluate any statements made by the Company in light of these important factors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 15, 2025.
99.2	Press release dated June 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	June 5, 2025	By:	/s/ Hing C. Wong
Founder and Chief Executive Officer